Exhibit 99.01

Shutterfly Announces Fourth Quarter and Full Year 2012 Financial Results

●	Fourth Quarter 2012 net revenues increase 33% year-over-year to $351.8 million
●	Full Year 2012 net revenues increase 35% year-over-year to $640.6 million
●	Record Full Year Adjusted EBITDA of $128.1 million, 53% higher than 2011
●	48th consecutive quarter of year-over-year net revenue growth

REDWOOD CITY, February 5, 2013 -- Shutterfly, Inc. (NASDAQ:SFLY), the leading manufacturer and digital retailer of high-quality personalized products and services offered through a family of lifestyle brands, today announced financial results for the fourth quarter and full year-ended December 31, 2012.

“Our unwavering commitment to innovation, outstanding product quality, stylish designs, exceptional customer service and overall value, combined with our focus on strong execution led to another year of record revenues, adjusted EBITDA, and free cash flows,” said President and Chief Executive Officer Jeffrey Housenbold. “Our singular focus on addressing the ever increasing challenges that consumers face as they try to do more with their photos and memories, has enabled Shutterfly to emerge as the market leader. We remain confident in our strategy and in the early and large markets in which we operate.”

Fourth Quarter 2012 Financial Highlights

●	Net revenues totaled $351.8 million, a 33% year-over-year increase, and the 48th consecutive quarter of year-over-year net revenue growth.
●	Consumer net revenues totaled $343.5 million, a 33% year-over-year increase.
●	Enterprise net revenues totaled $8.3 million, a 79% year-over-year increase.
●	Gross profit margin was 60.5% of net revenues, compared to 58.9% in the fourth quarter of 2011.
●	Operating expenses, excluding $9.4 million of stock-based compensation, totaled $102.0 million.
●	GAAP net income was $53.0 million, compared to $35.4 million in the fourth quarter of 2011.
●	GAAP net income per diluted share was $1.40, compared to $0.97 in the fourth quarter of 2011.
●	Adjusted EBITDA was $127.2 million, compared to $89.3 million in the fourth quarter of 2011.

●	At December 31, 2012, cash and cash equivalents totaled $245.1 million.

Full Year 2012 Financial Highlights

●	Net revenues totaled $640.6 million, a 35% year-over-year increase.
●	Consumer net revenues totaled $613.4 million, a 33% year-over-year increase.
●	Enterprise net revenues totaled $27.2 million, a 101% year-over-year increase.
●	Gross profit margin was 54.0% of net revenues, compared to 53.6% in 2011.
●	Operating expenses, excluding $35.6 million of stock-based compensation, totaled $269.4 million.
●	GAAP net income was $23.0 million, compared to $14.0 million in 2011.
●	GAAP net income per diluted share was $0.61, compared to $0.40 in 2011.
●	Adjusted EBITDA was $128.1 million, compared to $83.7 million in 2011.

Fourth Quarter 2012 Consumer Metrics

●	Transacting customers totaled 4.2 million, a 30% year-over-year increase.
●	Orders totaled 6.9 million, a 33% year-over-year increase.
●	Average order value was $49.80, flat compared to the fourth quarter 2011.

Full Year 2012 Consumer Metrics

●	Transacting customers totaled 7.1 million, a 31% year-over-year increase.
●	Orders totaled 16.3 million, a 29% year-over-year increase.
●	Average order value was $37.58, a decrease of 2% year-over-year.

Business Outlook

First Quarter 2013:

●	Net revenues to range from $107.2 million to $110.0 million, a year-over-year increase of 17.4% to 20.5%.
●	GAAP gross profit margin to range from 43.0% to 44.0% of net revenues.
●	Non-GAAP gross profit margin to range from 44.8% to 45.8% of net revenues.
●	GAAP operating loss to range from ($26.8) million to ($27.8) million.
●	Non-GAAP operating loss to range from ($9.4) million to ($10.4) million.
●	GAAP effective tax rate to range from 45% to 46%.
●	GAAP net loss per diluted share to range from ($0.39) to ($0.42).
●	Weighted average diluted shares of approximately 36.8 million.
●	Adjusted EBITDA loss to range from ($2.5) million to ($3.5) million.

Full Year 2013:

●	Net revenues to range from $739.7 million to $746.0 million, a year-over-year increase of 15.5% to 16.5%.
●	GAAP gross profit margin to range from 52.0% to 53.0% of net revenues.
●	Non-GAAP gross profit margin to range from 53.3% to 54.3% of net revenues.
●	GAAP operating income to range from $25.0 million to $35.0 million.
●	Non-GAAP operating income to range from $91.7 million to $101.7 million.
●	GAAP effective tax rate to range from 40% to 42%.
●	GAAP net income per diluted share to range from $0.38 to $0.51.
●	Weighted average diluted shares of approximately 38.4 million.
●	Adjusted EBITDA to range from $133.1 million to $141.7 million, or 18% to 19% of net revenues.
●	Capital expenditures to range from 9.4% to 10.4% of net revenues.

Notes to the Fourth Quarter 2012 and Full Year 2012 Financial Results and Business Outlook

Adjusted EBITDA is a non-GAAP financial measure that the Company defines as earnings before interest, taxes, depreciation, amortization and stock-based compensation.

Free cash flow is a non-GAAP financial measure that the Company defines as Adjusted EBITDA less purchases of property, plant, and equipment and capitalization of software development costs.

Consumer category includes net revenues from stationery and greeting cards, photo books, calendars and photo-based merchandise, photo prints, and the related shipping revenues.  Consumer also includes net revenues from advertising and sponsorship programs.

Enterprise category includes net revenues primarily from variable, four-color direct marketing collateral manufactured and fulfilled for business customers.

Average Order Value (AOV) is defined as total net revenues (excluding Enterprise) divided by total orders.

The foregoing financial guidance replaces any of the Company’s previously issued financial guidance which should no longer be relied upon.

Fourth Quarter and Full Year 2012 Conference Call

Management will review the fourth quarter and full year 2012 financial results and its expectations for the first quarter and full year 2013 on a conference call on Tuesday, February 5, 2013 at 2:00 p.m. Pacific Daylight Time (5:00 p.m. Eastern Time).  To listen to the call and view the accompanying slides, please visit http://www.shutterfly.com. In the Investor Relations area, found in the "About Us" section, click on the link provided for the webcast, or dial 970-315-0490.  The webcast, as well as a podcast, will be archived and available at http://www.shutterfly.com.  A replay of the conference call will be available through Tuesday, February 19, 2013. To hear the replay, please dial (404) 537-3406, replay passcode 88660359.

Non-GAAP Financial Information

This press release contains certain non-GAAP financial measures.  Tables are provided at the end of this press release that reconcile the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP).  These non-GAAP financial measures include non-GAAP gross margins, non-GAAP operating income (loss) and the related operating income (loss) margins, adjusted EBITDA and free cash flow.   For more information, please see Shutterfly's SEC Filings.

To supplement the Company's consolidated financial statements presented on a GAAP basis, we believe that these non-GAAP measures provide useful information about the Company's core operating results and thus are appropriate to enhance the overall understanding of the Company's past financial performance and its prospects for the future. These adjustments to the Company's GAAP results are made with the intent of providing both management and investors a more complete understanding of the Company's underlying operational results and trends and performance. Management uses these non-GAAP measures to evaluate the Company's financial results, develop budgets, manage expenditures, and determine employee compensation. The presentation of additional information is not meant to be considered in isolation or as a substitute for or superior to net income (loss) or net income (loss) per share determined in accordance with GAAP.

Notice Regarding Forward-Looking Statements

This media release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements include all statements regarding the Company's financial expectations for the first quarter and full year 2013 set forth under the caption "Business Outlook." The Company's actual results may differ materially from those anticipated in these forward-looking statements. Factors that might contribute to such differences include, among others, economic downturns and the general state of the economy, our ability to expand our customer base, increase sales to existing customers and meet production requirements; our ability to successfully integrate acquired assets; our ability to retain and hire necessary employees and appropriately staff our operations; the impact of seasonality on our business; our ability to develop innovative, new products and services on a timely and cost-effective basis; consumer acceptance of our products and services; our ability to develop additional adjacent lines of business;  unforeseen changes in expense levels; and competition, which could lead to pricing pressure. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to our business in general, we refer you to the "Risk Factors" sections of the Company's Form 10-Q for the quarter ended September 30, 2012, and the Company's other filings, which are available on the Securities and Exchange Commission's Web site at www.sec.gov. These forward-looking statements are based on current expectations and the Company assumes no obligation to update this information.

# # #

About Shutterfly Inc.

Shutterfly, Inc. is the leading manufacturer and digital retailer of high-quality personalized products and services offered through a family of lifestyle brands. Founded in 1999, the Shutterfly, Inc. family of brands includes: Shutterfly, where your photos come to life in photo books, cards and gifts; Tiny Prints, premium cards and stationery for all life’s occasions; Wedding Paper Divas, wedding invitations and stationery for every step of the planning process; and Treat, personalized greeting cards that really stand out. For more information about Shutterfly, Inc. (NASDAQ:SFLY), visit www.shutterfly-inc.com.

Contacts Media Relations: Gretchen Sloan, 650-610-5276 gsloan@shutterfly.com	Investor Relations: Michael Look, 650-610-5910 mlook@shutterfly.com

Shutterfly, Inc.
Consolidated Statement of Income
(In thousands, except per share amounts)
(Unaudited)
	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2012	2011	2012	2011

Net revenues	$351,777	$263,754	$640,624	$473,270
Cost of net revenues	138,965	108,468	294,857	219,542
Gross profit	212,812	155,286	345,767	253,728
Operating expenses:
Technology and development	24,770	17,485	85,746	65,675
Sales and marketing	62,191	49,505	148,806	113,952
General and administrative	24,527	15,687	70,502	58,710
Total operating expenses	111,488	82,677	305,054	238,337
Income from operations	101,324	72,609	40,713	15,391
Interest expense	(141)	(64)	(597)	(64)
Interest and other income, net	12	10	42	35
Income before income taxes	101,195	72,555	40,158	15,362
Provision for income taxes	(48,168)	(37,144)	(17,160)	(1,314)
Net income	$53,027	$35,411	$22,998	$14,048

Net income per share
Basic	$1.46	$1.02	$0.64	$0.43
Diluted	$1.40	$0.97	$0.61	$0.40

Weighted-average shares outstanding:
Basic	36,232	34,743	35,826	32,788
Diluted	37,764	36,490	37,432	35,007

Stock-based compensation is allocated as follows:

Cost of net revenues	$367	$625	$1,696	$2,138
Technology and development	2,170	2,182	8,635	8,201
Sales and marketing	3,051	2,574	11,559	11,350
General and administrative	4,226	1,333	15,432	12,181
	$9,814	$6,714	$37,322	$33,870

Shutterfly, Inc.
Consolidated Balance Sheet
(In thousands, except par value amounts)
(Unaudited)

	December 31,	December 31,
	2012	2011

ASSETS
Current assets:
Cash and cash equivalents	$245,088	$179,915
Accounts receivable, net	13,574	12,997
Inventories	5,032	3,726
Deferred tax asset, current portion	7,713	598
Prepaid expenses and other current assets	15,044	13,870
Total current assets	286,451	211,106
Property and equipment, net	92,667	54,123
Intangible assets, net	122,269	95,016
Goodwill	358,349	340,408
Deferred tax asset, net of current portion	854	3,785
Other assets	4,534	5,448
Total assets	$865,124	$709,886

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$31,503	$9,470
Accrued liabilities	88,472	59,271
Deferred revenue	17,845	12,106
Total current liabilities	137,820	80,847
Deferred tax liability	24,298	13,948
Other liabilities	11,720	6,094
Total liabilities	173,838	100,889

Stockholders' equity
Common stock, $0.0001 par value; 100,000 shares authorized; 36,358 and 34,839 shares
issued and outstanding at December 31, 2012 and December 31, 2011, respectively	4	4
Additional paid-in-capital	652,110	589,067
Accumulated earnings	39,172	19,926
Total stockholders' equity	691,286	608,997
Total liabilities and stockholders' equity	$865,124	$709,886
	-	-

Shutterfly, Inc.
Consolidated Statement of Cash Flows
(In thousands)
(Unaudited)
	Twelve Months Ended
	December 31,
	2012	2011

Cash flows from operating activities:
Net income	$22,998	$14,048
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	29,424	22,316
Amortization of intangible assets	20,685	12,136
Stock-based compensation, net of forfeitures	37,322	33,870
Gain on disposal of property and equipment	(861)	(301)
Deferred income taxes	54	(5,766)
Tax benefit from stock-based compensation	14,619	8,391
Excess tax benefits from stock-based compensation	(16,622)	(8,380)
Changes in operating assets and liabilities:
Accounts receivable, net	(577)	(7,205)
Inventories	(1,306)	766
Prepaid expenses and other current assets	(1,155)	(5,667)
Other assets	(32)	(1,402)
Accounts payable	15,230	(16,458)
Accrued and other liabilities	26,610	12,255
Deferred revenue	5,739	1,870
Other non-current liabilities	(747)	2,775
Net cash provided by operating activities	151,381	63,248

Cash flows from investing activities:
Acquisition of business and intangibles, net of cash acquired	(57,212)	(133,705)
Purchases of property and equipment	(40,535)	(23,149)
Capitalization of software and website development costs	(12,528)	(10,050)
Proceeds from sale of equipment	986	676
Net cash used in investing activities	(109,289)	(166,228)

Cash flows from financing activities:
Principal payments of capital lease obligations	-	(6)
Proceeds from issuance of common stock upon exercise of stock options	10,211	22,277
Repurchases of common stock	(3,752)	-
Excess tax benefits from stock-based compensation	16,622	8,380
Net cash provided by financing activities	23,081	30,651

Net increase/(decrease) in cash and cash equivalents	65,173	(72,329)
Cash and cash equivalents, beginning of period	179,915	252,244
Cash and cash equivalents, end of period	$245,088	$179,915

Supplemental schedule of non-cash activities
Net change in accrued purchases of property and equipment	$7,694	$412
Fair market value of building under build-to-suit lease	6,372	-
Amount due for acquisition of business	963	-

Shutterfly, Inc.
User Metrics Disclosure

	Three Months Ended				Twelve Months Ended
	December 31,				December 31,
	2012		2011		2012		2011

User Metrics

Customers	4,227,247		3,246,117		7,062,001		5,388,402
year-over-year growth	30%				31%

Orders	6,897,969		5,189,943		16,321,828		12,676,455
year-over-year growth	33%				29%

Average order value*	$49.80		$49.93		$37.58		$38.30
year-over-year growth	0%				-2%

Average orders per customer	1.6	x	1.6	x	2.3	x	2.4	x

* Average order value excludes Enterprise revenue.

Shutterfly, Inc.
Reconciliation of Forward-Looking Guidance for Non-GAAP Financial Measures to GAAP Measures
(In millions, except per share amounts)

	Forward-Looking Guidance
	GAAP					Non-GAAP
	Range of Estimate		Adjustments			Range of Estimate
	From	To	From	To		From	To

Three Months Ending March 31, 2013

Net revenues	$107.2	$110.0	-	-		$107.2	$110.0
Gross profit margin	43.0%	44.0%	1.8%	1.8%	[a]	44.8%	45.8%
Operating loss	$(27.8)	$(26.8)	$17.4	$17.4	[b]	$(10.4)	$(9.4)
Operating margin	(26%)	(24%)	16%	15%	[b]	(10%)	(9%)

Stock-based compensation	$10.8	$10.8	$10.8	$10.8		-	-
Amortization of intangible assets	$6.5	$6.5	$6.5	$6.5		-	-

Adjusted EBITDA*						$(3.5)	$(2.5)

Diluted loss per share	$(0.42)	$(0.39)
Diluted shares	36.8	36.8
Effective tax rate	45%	46%

Twelve Months Ending December 31, 2013

Net revenues	$739.7	$746.0	-	-		$739.7	$746.0
Gross profit margin	52.0%	53.0%	1.3%	1.3%	[c]	53.3%	54.3%
Operating income	$25.0	$35.0	$66.7	$66.7	[d]	$91.7	$101.7
Operating margin	3%	5%	9%	9%	[d]	12%	14%

Stock-based compensation	$41.7	$41.7	$41.7	$41.7		-	-
Amortization of intangible assets	$25.0	$25.0	$25.0	$25.0		-	-

Adjusted EBITDA*						$133.1	$141.7
Adjusted EBITDA* margin						18.0%	19.0%

Diluted earnings per share	$0.38	$0.51
Diluted shares	38.4	38.4
Effective tax rate	40%	42%

Capital expenditures - % of net revenues	9.4%	10.4%

*	Adjusted EBITDA is a non-GAAP financial measure defined as earnings before interest, taxes, depreciation, amortization and stock-based compensation.
[a]	Reflects estimated adjustments for stock-based compensation expense of approximately $500K and amortization of purchased intangible assets of approximately $1.5 million.
[b]	Reflects estimated adjustments for stock-based compensation expense of approximately $10.8 million and amortization of purchased intangible assets of approximately $6.5 million
[c]	Reflects estimated adjustments for stock-based compensation expense of approximately $1.8 million and amortization of purchased intangible assets of approximately $7.8 million.
[d]	Reflects estimated adjustments for stock-based compensation expense of approximately $41.7 million and amortization of purchased intangible assets of approximately $25.0 million.

Shutterfly, Inc.
Reconciliation of GAAP Gross Profit Margin to Non-GAAP Gross Profit Margin
(In thousands)
(Unaudited)

	Three Months Ended								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30	Dec. 31,	Dec. 31,	Dec. 31,
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012

GAAP gross profit	$27,683	$35,883	$34,876	$155,286	$41,238	$48,310	$43,407	$212,812	$253,728	$345,767
Stock-based compensation	175	754	584	625	462	443	424	367	2,138	1,696
Amortization of intangible assets	611	1,345	1,417	1,425	1,454	1,516	1,570	1,856	4,798	6,396

Non-GAAP gross profit	$28,469	$37,982	$36,877	$157,336	$43,154	$50,269	$45,401	$215,035	$260,664	$353,859

Non-GAAP gross profit margin	50%	50%	48%	60%	47%	51%	46%	61%	55%	55%

Shutterfly, Inc.
Reconciliation of GAAP Operating Margin to Non-GAAP Operating Margin
(In thousands)
(Unaudited)
	Three Months Ended								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30	Dec. 31,	Dec. 31,	Dec. 31,
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012

GAAP operating income (loss)	$(12,986)	$(21,540)	$(22,692)	$72,609	$(19,080)	$(17,786)	$(23,745)	$101,324	$15,391	$40,713
Stock-based compensation	5,235	12,099	9,822	6,714	9,617	9,526	8,365	9,814	33,870	$37,322
Amortization of intangible assets	719	3,487	3,961	3,969	4,013	5,090	5,658	5,924	12,136	$20,685

Non-GAAP operating income (loss)	$(7,032)	$(5,954)	$(8,909)	$83,292	$(5,450)	$(3,170)	$(9,722)	$117,062	$61,397	$98,720

Non-GAAP operating margin	(12%)	(8%)	(12%)	32%	(6%)	(3%)	(10%)	33%	13%	15%

Shutterfly, Inc.
Reconciliation of Net Income (Loss) to Non-GAAP Adjusted EBITDA
(In thousands)
(Unaudited)	Three Months Ended								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30	Dec. 31,	Dec. 31,	Dec. 31,
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012

GAAP net income (loss)	$(7,760)	$(3,650)	$(9,953)	$35,411	$(10,040)	$(9,511)	$(10,478)	$53,027	$14,048	$22,998
Interest expense	-	-	-	64	152	156	148	141	64	597
Interest and other income, net	(14)	(6)	(5)	(10)	(7)	(9)	(14)	(12)	(35)	(42)
Tax benefit (provision)	(5,212)	(17,884)	(12,734)	37,144	(9,185)	(8,422)	(13,401)	48,168	1,314	17,160
Depreciation and amortization	5,833	9,159	9,534	9,926	10,024	11,820	12,244	16,021	34,452	50,109
Stock-based compensation	5,235	12,099	9,822	6,714	9,617	9,526	8,365	9,814	33,870	37,322

Non-GAAP Adjusted EBITDA	$(1,918)	$(282)	$(3,336)	$89,249	$561	$3,560	$(3,136)	$127,159	$83,713	$128,144

Shutterfly, Inc.
Reconciliation of Cash Flow from Operating Activities to Non-GAAP Adjusted EBITDA and Free Cash Flow
(In thousands)
(Unaudited)
	Three Months Ended								Year Ended
	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Mar. 31,	Jun. 30,	Sep. 30,	Dec. 31,	Dec. 31,	Dec. 31,
	2011	2011	2011	2011	2012	2012	2012	2012	2011	2012

Net cash provided by (used in) operating activities	$(52,849)	$(5,165)	$(1,577)	$122,839	$(47,961)	$9,339	$(3,568)	$193,571	$63,248	$151,381
Interest expense	-	-	-	64	152	156	148	141	64	597
Interest and other income, net	(14)	(6)	(5)	(10)	(7)	(9)	(14)	(12)	(35)	(42)
Tax benefit (provision)	(5,212)	(17,884)	(12,734)	37,144	(9,185)	(8,422)	(13,401)	48,168	1,314	17,160
Changes in operating assets and liabilities	55,702	23,217	8,962	(74,815)	55,912	739	11,482	(111,895)	13,066	(43,762)
Other adjustments	455	(444)	2,018	4,027	1,650	1,757	2,217	(2,814)	6,056	2,810
Non-GAAP Adjusted EBITDA	(1,918)	(282)	(3,336)	89,249	561	3,560	(3,136)	127,159	83,713	128,144
Less: Purchases of property and equipment	(5,446)	(3,811)	(9,310)	(4,994)	(6,499)	(12,264)	(16,628)	(12,838)	(23,561)	(48,229)
Less: Capitalized technology & development costs	(2,318)	(2,726)	(2,833)	(2,173)	(3,072)	(2,801)	(3,730)	(2,925)	(10,050)	(12,528)

Free cash flow	$(9,682)	$(6,819)	$(15,479)	$82,082	$(9,010)	$(11,505)	$(23,494)	$111,396	$50,102	$67,387